SCHEDULE 2

WORLDWIDE NETWORK OF SUBCUSTODIANS

COUNTRY                                          SUBCUSTODIAN

Argentina                                                            Citibank, N.A.

Australia                                              National Australia Bank Limited

Austria                                                 UniCredit Bank Austria AG

Bahrain                                                 HSBC Bank Middle East Limited

Bangladesh                                                         Standard Chartered Bank Bangladesh

Belgium                                               Citibank International Plc

Benin                                                                    Société Générale de Banques en Côte d’lvoire

Bermuda                                              HSBC Bank  Bermuda Limited

Botswana                                             Stanbic Bank Botswana Ltd.

Brazil                                                                    Citibank, N.A.

Bulgaria                                               ING Bank N.V.

Burkina Faso                                                     Société Générale de Banques en Côte d’lvoire

Canada                                                CIBC Mellon Trust Company

Cayman Islands                                    The Bank of New York Mellon

Channel Islands                                     The Bank of New York Mellon

Chile                                                    Banco Itau S.A. (Chile)

Chile                                                                      Banco de Chile

China (Shanghai and Shenzhen)             HSBC Bank (China) Company Limited

Colombia                                             Cititrust Colombia S.A.

Costa Rica                                           Banco Nacional de Costa Rica

Croatia                                                                 Privredna Banka Zabreb d.d.

Cyprus                                                 BNP Paribas Securities Services, Athens

Czech Republic                                     ING Bank N.V.

Denmark                                              Danske Bank A/S

Ecuador                                               Banco de la Produccion SA

Egypt                                                   HSBC Bank Egypt S.A.E.

Estonia                                                 SEB Bank AS

Euromarket                                          Clearstream Banking Luxembourg S.A.

Euromarket                                          Euroclear Bank

Finland                                                                 Skandinaviska Enskilda Banken AB (publ) Helsinki Branch

France                                                                  BNP Paribas Securities Services

France                                                 Citibank International Plc

Germany                                              BNY Mellon Asset Servicing GmbH

Ghana                                                  Stanbic Bank Ghana Ltd.

Greece                                                 BNP Paribas Securities Services, Athens

Guinea Bissau                                      Société Générale de Banques en Côte d’lvoire

Hong Kong                                                        The Hongkong and Shanghai Banking Corporation, Limited

Hungary                                               ING Bank NV.

Iceland                                                 Landsbankinn hf. (effective May 3, 2011)

Iceland                                                                 Islandsbanki hf

COUNTRY                                          SUBCUSTODIAN

India                                                    Deutsche Bank AG

Indonesia                                             HSBC Ltd.

Ireland                                                                 The Bank of New York Mellon, London

Israel                                                    Bank Hapoalim B.M.

Italy                                                                       Intesa Sanpaolo S.p.A

Ivory Coast                                          Société Générale de Banques en Côte d’lvoire - Abidjian

Japan                                                   The Bank of Tokyo-Mitsubishi UFJ Ltd.

Japan                                                   Mizuho Corporate Bank, Limited

Jordan                                                  HSBC Bank Middle East Limited

Kazakhstan                                          HSBC Bank Kazakhstan

Kenya                                                  CFC Stanbic Bank Limited

Kuwait                                                 HSBC Bank Middle East Ltd.

Latvia                                                                  AS SEB banka

Lebanon                                              HSBC Bank Middle East Limited

Lithuania                                                            SEB Bankas AB

Luxembourg                                                     Banque et Caisse d’Epargne de l’Etat

Malaysia                                              HSBC Bank Malaysia Berhad

Mali                                                                      Société Générale de Banques en Côte d’lvoire

Malta                                                   HSBC Bank Malta plc

Mauritius                                             The Hongkong and Shanghai Banking Corporation

Mexico                                                                Banco Nacional de Mexico

Morocco                                                             Citibank Maghreb

Namibia                                               Standard Bank Namibia Ltd.

Netherlands                                         The Bank of New York Mellon SA/NV

New Zealand                                       National Australia Bank New Zealand-National Nominees Ltd.

Niger                                                                    Société Générale de Banques en Côte d’lvoire

Nigeria                                                 Stanbic IBTC Bank Plc

Norway                                                                DnB NOR Bank ASA

Oman                                                   HSBC Bank Middle East Limited

Pakistan                                               Deutsche Bank AG Karachi.

Palestinian Autonomous Area                HSBC Bank Middle East, Ramallah

Peru                                                     Citibank, N.A. Sucural de Lima

Philippines                                           The Hongkong and Shanghai Banking Corporation Manila

Poland                                                 ING Bank Slaski S.A.

Portugal                                               Citibank International Plc

Qatar                                                    HSBC Bank Middle East Limited, Doha

Romania                                              ING Bank N.V.

Russia                                                  ING Bank (Eurasia) ZAO

Russia                                                  ZAO Citibank Moscow

Saudi Arabia                                        HSBC Saudi Arabia Limited

Senegal                                                                Société Générale de Banques en Côte d’lvoire

Serbia                                                  UniCredit Bank Austria AG

Singapore                                                United Overseas Bank Limited

Singapore                                             DBS Bank Ltd.

Slovak Republic                                    ING Bank N.V.

Slovenia                                                               UniCredit Banka Slovenia d.d.

Slovenia                                               UniCredit Bank Austria AG

COUNTRY                                          SUBCUSTODIAN

South Africa                                         Standard Bank of South Africa

South Korea                                         The Hongkong and Shanghai Banking Corporation

Spain                                                   Banco Bilbao Vizcaya Argentaria S.A.

Spain                                                   Santander Investment Services, S.A.

Sri Lanka                                             The Hongkong and Shanghai Banking Corporation

Swaziland                                            Standard Bank Swaziland Limited

Sweden                                                              Skandinaviska Enskilda Banken

Switzerland                                          Credit Suisse AG

Switzerland                                          UBS AG, Zurich

Taiwan                                                               Standard Chartered Bank (Taiwan) Limited

Thailand                                              The Hongkong and Shanghai Banking Corporation

Thailand                                              Bangkok Bank Ltd.

Togo                                                                    Société Générale de Banques en Côte d’lvoire

Trinidad & Tobago                               Republic Bank Ltd

Tunisia                                                                Banque Internationale Arabe de Tunisie

Turkey                                                 Deutsche Bank AS

Uganda                                                Stanbic Bank Uganda Ltd.

Ukraine                                               ING Bank Ukraine

United Arab Emirates                          HSBC Bank Middle East Limited, Dubai

United Kingdom                                  The Bank of New York Mellon

United Kingdom                                  Deutsche Bank AG (The Depository & Clearing Centre)

United States                                       The Bank of New York Mellon

Uruguay                                               Banco Itau Uruguay S.A.

Venezuela                                            Citibank, N.A., Sucural

Vietnam                                               HSBC Bank (Vietnam) Ltd.

Zambia                                                  Stanbic Bank Zambia Ltd.

Zimbabwe                                            Stanbic Bank Zimbabwe Ltd.